Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

The undersigned officer of Signal Advance, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Comprehensive Annual Report on Form 10-K for fiscal years ended December 31, 2016 and 2015 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Chris M. Hymel

Chris M. Hymel

President/Treasurer

March 4, 2019